SECOND AMENDMENT TO
AMENDED AND RESTATED CREDIT
AGREEMENT AND CONSENT

        This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT (this “Amendment and Consent”) is dated as of August 26, 2003 and entered into by and among Joy Global Inc., a Delaware corporation (“Company”), the financial institutions listed on the signature pages hereof (collectively, the “Lenders”), Deutsche Bank Trust Company Americas, as Agent (the “Agent”), Heller Financial, Inc. and Fleet Capital Corporation as Co-Syndication Agents (the “Syndication Agents”), CIT Group/Business Credit as Documentation Agent (the “Documentation Agent” and together with the Agent and the Syndication Agents, the “Agents”) and, solely for the purposes of Section 5 hereof, the guarantors listed on the signature pages hereof (“Guarantors”) and is made with reference to that certain Amended and Restated Credit Agreement dated as of June 25, 2002, by and among Company, Lenders and Agents, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of October 31, 2002, by and among Company, Lenders and Agents (the “Credit Agreement”). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

        WHEREAS, Company has requested that Lenders and Agents amend the Credit Agreement to permit the restructuring of its Australian operations to achieve certain tax benefits and to make certain other changes as more specifically provided for herein;

        WHEREAS, Company has requested that Lenders and Agents consent to the release of their security interests in the Capital Stock of certain of the Australian Loan Parties in connection with such restructuring; and

        WHEREAS, Company, Lenders and Agents deem it advisable to amend the Credit Agreement and to give their consent as hereinafter provided.

        NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. AMENDMENTS TO CREDIT AGREEMENT

1.1 Amendments to Section 1: Definitions

    (a)        Certain Defined Terms. Subsection 1.1 of the Credit Agreement is hereby amended by adding the following definitions, inserted in proper alphabetical order:

        ” “Australian Debenture” means a debenture or other similar instrument in a principal amount equal to the fair market value (as discounted to reflect that the debenture may not be called for the first two years) of Harnischfeger Australia issued by Jobic in favor of Australian Holdco in connection with the Australian Restructuring and containing terms and conditions, including subordination provisions subordinating payments on such Australian Debenture to Jobic’s payments on its Intercompany Note or Intercompany Note Guaranty, acceptable to Agent.”

        ” “Australian Holdco” means Joy Global Bermuda, a Bermuda partnership.”

        ” “Australian Restructuring” means, subject to such changes as may be approved by Agent, (i) the creation and initial capitalization of Australian Holdco, (ii) the contribution of all of the issued and outstanding capital stock of Joy Australia, Jobic, Dufcorp and their respective Subsidiaries by Joy Technologies Inc., and of Harnischfeger Australia and its Subsidiaries by HCHC, Inc., to Australian Holdco in exchange for the issuance of all the equity interests in Australian Holdco in proportional amounts to Joy Technologies Inc. and HCHC, Inc., (iii) the sale by Australian Holdco of all of the issued and outstanding capital stock of Harnischfeger Australia and its Subsidiaries to Jobic in exchange for the Australian Debenture, and of Dufcorp and its Subsidiaries to Jobic in exchange for the Dufcorp Note, in each case issued by Jobic in favor of Australian Holdco, (iv) the declaration of a dividend in the approximate amount of the Harnischfeger Australia retained earnings to Jobic, such dividend to be payable by the issuance of a promissory note to Jobic, and the repurchase by Harnischfeger Australia from Jobic of all but two of the shares of its issued and outstanding capital stock, such repurchase to be payable by the issuance of a promissory note to Jobic, and (v) the sale by Australian Holdco of all of the issued and outstanding capital stock of Jobic to Joy Australia in exchange for the Jobic Note issued by Joy Australia to Australian Holdco, resulting in Australian Holdco owning all of the issued and outstanding capital stock of Joy Australia, Joy Australia owning all of the issued and outstanding capital stock of Jobic, and Jobic owning all of the issued and outstanding capital stock of Harnischfeger Australia and Dufcorp.”

      ” “Dufcorp” means Dufcorp Pty Ltd.”

        ” “Dufcorp Note” means a promissory note in a principal amount equal to the fair market value of Dufcorp issued by Jobic in favor of Australian Holdco, on terms and conditions acceptable to Agent.”

        ” “Harnischfeger Australia” means Harnischfeger of Australia Pty. Ltd.”

        ” “Harnischfeger Notes” means the promissory notes referred to in clause (iv) of the definition of Australian Restructuring, in an aggregate principal amount equal to the fair market value of Harnischfeger Australia issued by Harnischfeger Australia in favor of Jobic, on terms and conditions acceptable to Agent.”

      ” “Jobic” means Jobic Pty Ltd.”

        ” “Jobic Note” means a promissory note in a principal amount equal to the fair market value of Jobic issued by Joy Australia in favor of Australian Holdco, on terms and conditions acceptable to Agent.”

        ” “Joy Australia” means Joy Manufacturing Company Pty. Ltd.”

    (b)        Asset Sale. The definition of “Asset Sale” in Subsection 1.1 of the Credit Agreement is hereby amended by deleting the word “and” and inserting a comma immediately before clause (d) thereof, and adding the following immediately after clause (d) thereof: “and (e) any sale or transfer of capital stock of any of Borrower’s Subsidiaries as part of the Australian Restructuring”.

1.2 Amendments to Section 6: Borrower’s Affirmative Covenants

(a)	Distributions by Australian Holdco. Subsection 6.9 of the Credit Agreement is hereby amended by adding a new subsection “E” to the end thereof as follows:

“E.	Australian Holdco. Borrower shall cause Australian Holdco to dividend or otherwise distribute any funds received by it from any of its Subsidiaries, whether on account of the Australian Debenture, the Dufcorp Note, the Jobic Note, the Harnischfeger Notes or otherwise, to Borrower or any Subsidiary Guarantor substantially concurrently with the receipt of such funds. Australian Holdco shall only engage in the business of (i) consummating the Australian Restructuring, and (ii) thereafter, owning or holding the Australian Debenture, the Dufcorp Note, the Jobic Note, the Harnischfeger Notes (if assigned to it by Jobic) and the capital stock of Joy Australia, and shall not otherwise own any assets or be subject to any liabilities.”

1.3 Amendments to Section 7: Borrower’s Negative Covenants

    (a)        Indebtedness. Subsection 7.1(iv) of the Credit Agreement is hereby amended by (1) deleting the word “and” appearing immediately before clause (F), and (2) adding the following immediately before the proviso at the end thereof: “; and (G) in connection with the Australian Restructuring, Jobic may become and remain liable with respect to the Australian Debenture and the Dufcorp Note, Joy Australia may become and remain liable with respect to the Jobic Note, and Harnischfeger Australia may become and remain liable with respect to the Harnischfeger Notes;."

    (b)        Liens and Related Matters. Subsection 7.2D of the Credit Agreement is hereby amended by deleting the parenthetical therein and substituting the following therefore: “(except Borrower’s South African Subsidiaries with respect to the Indebtedness permitted pursuant to subsection 7.1(ix), and except with respect to the Australian Debenture issued in connection with the Australian Restructuring)."

    (c)        Investments; Acquisitions. Subsection 7.3(ii) of the Credit Agreement is hereby amended by (1) deleting the parenthetical therein and (2) adding the following to the end thereof: “and Borrower and its Subsidiaries, including Australian Holdco, Joy Australia, Jobic, Dufcorp, Harnischfeger Australia and their respective Subsidiaries, may complete the Australian Restructuring as described in the definition thereof or on such other terms and conditions as are acceptable to Agent;"

    (d)        Restrictions on Fundamental Changes; Asset Sales. Subsection 7.7(i) of the Credit Agreement is hereby amended by (1) deleting both parentheticals therein and (2) adding the following at the end thereof: “and the Australian Restructuring may be completed as described in the definition thereof or on such other terms and conditions as are acceptable to Agent;".

    (e)        Deposit Accounts. Subsection 7.17 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof: “Notwithstanding the foregoing, Borrower may maintain its accounts with Marshall & Ilsley Bank, Milwaukee, Wisconsin, and JPMorgan Chase Bank, New York, New York, as in effect on August 26, 2003, without granting Agent a perfected security interest in such accounts.”

Section 2. CONSENT TO RELEASE OF PLEDGED SHARES

        Notwithstanding any provision in the Loan Documents to the contrary, Requisite Lenders hereby consent to the release of the Lien granted by certain Subsidiary Guarantors in favor of Agent on the Capital Stock of Joy Australia, Jobic, Dufcorp and Harnischfeger Australia in connection with the completion of the Australian Restructuring, on the following terms and subject to satisfaction of each of the following conditions:

    (a)        Company shall cause Joy Technologies Inc. and HCHC, Inc. to comply with the provisions of Subsection 6.9 of the Credit Agreement with respect to creating in favor of Agent a valid and perfected security interest in 66% of the equity interests of Australian Holdco and shall cause Joy Australia to pledge 100% of the capital stock of Jobic and Jobic to pledge 100% of the capital stock of Harnischfeger Australia and 100% of the capital stock of Dufcorp to secure their respective obligations under the applicable Intercompany Note or Intercompany Note Guaranty, as the case may be.

    (b)        Agent shall have received such documents, agreements or information related to the Australian Restructuring as it may reasonably request.

    (c)        Upon consummation of the Australian Restructuring, Company shall deliver to Agent an Officer’s Certificate stating that the Australian Restructuring has been consummated in compliance with this Amendment and Consent.

Section 3. CONDITIONS TO EFFECTIVENESS

        Sections 1 and 2 of this Amendment and Consent shall become effective as of the date hereof, upon the prior or concurrent satisfaction of all of the following conditions precedent (the date of the satisfaction of such conditions being referred to herein as the “Second Amendment Effective Date”):

    (a)        Company’s Deliveries. Company shall deliver to Lenders the following, each, unless otherwise noted, dated the Second Amendment Effective Date:

    1.        Signature and incumbency certificates of the officers executing this Amendment and Consent; and

    2.        This Amendment and Consent executed by Company and Guarantors (the “Loan Parties”).

    (b)        Execution by Lenders. Requisite Lenders shall have executed this Amendment and Consent.

    (c)        Corporate Proceedings. All corporate and other proceedings taken or to be taken in connection with this Amendment and Consent and all documents incidental thereto not previously found acceptable by Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Agent and such counsel, and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.

Section 4. REPRESENTATIONS AND WARRANTIES

        In order to induce Lenders to enter into this Amendment and Consent and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

    (a)        Corporate Power and Authority. Each Loan Party has all requisite corporate power and authority to enter into this Amendment and Consent, Company has all requisite corporate power and authority to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment and Consent (the “Amended Agreement”).

    (b)        Authorization of Agreements. The execution and delivery of this Amendment and Consent and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of each Loan Party party thereto.

    (c)        No Conflict. The execution and delivery by each Loan Party of this Amendment and Consent and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

    (d)        Governmental Consents. The execution and delivery by each Loan Party of this Amendment and Consent and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

    (e)        Binding Obligation. This Amendment and Consent has been duly executed and delivered by each Loan Party, the Amended Agreement has been duly executed and delivered by Company and each of this Amendment and Consent and the Amended Agreement are the legally valid and binding obligations of each Loan Party party thereto, enforceable against such Loan Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

    (f)        Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are incorporated herein by this reference and are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

    (g)        Absence of Default. After giving effect to this Amendment and Consent, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment and Consent that would constitute an Event of Default or a Potential Event of Default.

Section 5. ACKNOWLEDGEMENT AND CONSENT OF GUARANTORS

        Each of Company and each Guarantor is a party to certain Collateral Documents and in the case of the Guarantors the Guaranties, in each case as amended through the Second Amendment Effective Date. Company and Guarantors are collectively referred to herein as the “Credit Support Parties,” and such Collateral Documents and Guaranties are collectively referred to herein as the “Credit Support Documents.”

        Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and Consent and consents to the amendment of the Credit Agreement effected pursuant to this Amendment and Consent. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and, except as otherwise expressly provided in this Amendment and Consent, all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all “Obligations,” “Guarantied Obligations” and “Secured Obligations,” as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such “Obligations,” “Guarantied Obligations” or “Secured Obligations,” as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.

        Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or by which it is otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment and Consent. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

        Each Credit Support Party (other than Company) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment and Consent, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and Consent and (ii) nothing in the Credit Agreement, this Amendment and Consent or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

Section 6. MISCELLANEOUS

(a)	Reference to and Effect on the Credit Agreement and the Other Loan Documents.

1.	On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

2.	Except as specifically amended by this Amendment and Consent, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

3.	The execution, delivery and performance of this Amendment and Consent shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

(b)	Fees and Expenses. All costs, fees and expenses as described in subsection 10.2 of the Credit Agreement with respect to this Amendment and Consent shall be for the account of Company.

(c)	Headings. Section and subsection headings in this Amendment and Consent are included herein for convenience of reference only and shall not constitute a part of this Amendment and Consent for any other purpose or be given any substantive effect.

(d)	Applicable Law. THIS AMENDMENT AND CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

(e)	Counterparts. This Amendment and Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Consent to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY:
JOY GLOBAL, INC., a Delaware corporation
By:_________________________
Title: Secretary and Associate General Counsel
GUARANTORS:

AMERICAN ALLOY CORPORATION BENEFIT, INC.
HARNISCHFEGER CORPORATION
JOY TECHNOLOGIES INC.
THE HORSBURGH & SCOTT CO.
HARNISCHFEGER WORLD SERVICES
CORPORATION
SOUTH SHORE CORPORATION
SOUTH SHORE DEVELOPMENT, LLC

By:_________________________
Title: Secretary
HARNISCHFEGER TECHNOLOGIES, INC. HCHC UK HOLDINGS, INC. HCHC, INC. JOY MM DELAWARE, INC. JTI UK HOLDINGS, INC. DOBSON PARK INDUSTRIES, INC. HIHC, INC.
By:_________________________ Title:______________________
LENDERS:
DEUTSCHE BANK TRUST COMPANY AMERICAS, individually and as Agent
By:_________________________ Title:______________________